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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 20, 2003
                                                        --------------------



                          Williams Energy Partners L.P.
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             (Exact name of registrant as specified in its charter)



          Delaware                1-16335               73-1599053
          --------                -------               -----------
     (State or other            (Commission          (I.R.S. Employer
     jurisdiction of            File Number)        Identification No.)
     incorporation)



            One Williams Center, Tulsa, Oklahoma                 74172
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          (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.


         Williams Energy Partners L.P. (the "Partnership") wishes to disclose for Regulation FD purposes its press release dated February 20, 2003, furnished herewith as Exhibit 99.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WILLIAMS ENERGY PARTNERS L.P.

                                        By:      WEG GP LLC, its General Partner



Date: February 20, 2003                         /s/ Brian K. Shore
                                                --------------------------------
                                                Name:  Brian K. Shore
                                                Title: Corporate Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99             Copy of the Partnership's press release dated February 20, 2003.